Exhibit 10.14

Your loan agreement
	Print date	Case number
NORDEA, 0771-224488	12-17-2014	556332-6676-12

To

Oasmia Pharmaceutical AB

Vallongatan 1

75228, UPPSALA

Your loan agreement is now complete in accordance to the enclosed documents.

The offer is valid until 01-17-2015

Redemption

At reissuance the below loan shall be redeemed.
Loan number 1803 50 06614	Debt in SEK 40,000,000

Please sign and return the enclosed documents in the enclosed envelope.

Other notices:

IN CONNECTION WITH THE PAYMENT OF THE NEW LOAN 1803-50-06819 IS REDEEMED AT THE SAME TIME AS THE EXISTING LOAN 1803-50-06614 WITH A DEBT OF 20,000,000 SEK + ACCRUED INTEREST, DEBT + INTEREST IS DEBITED FROM ACCOUNT NUMBER 502285-0

Respectfully

Nordea Bank AB (public)

(signature)

* Confirmed by the above
(signature)
Oasmia

B Customers sheet	Nordea Bank AB (Public)	Visitation address, Telephone
7834 Number 23 (Sep 14)	Box 940 751 09 UPPSALA	Stora Torget 7 0771-224488
Org-/VAT number 56406-0120/663000-019501. Board of directors Stockholm

Page 1, last page

Payment summary

Nordea	0771-224488	Print date 12-30-2014	Case number 556332-6676-12

To Oasmia Pharmaceutical AB VALLONGATAN 1 75228, UPPSALA	Person/organization number 556332-6676

Currency

All the amounts below are given in SEK unless otherwise noted

Pay out of loan

Loan number and debtor 1803 50 06819	Promissory/amount of loan ****20,000,000	Interest charged as of 12-30-2014	Amount ****20,000,000
Nordea Bank AB (public)
Pay out			Sum ****20,000,000

Costs

Setup fee 0.00	Bank fees 0.00	Bank outlay 0.00
Paid now			Sum *********0.00

Deposit/withdrawal of account

Account number 50 22 85-0	Per day 12-30-2014	Withdrawal/deposit Withdrawal	Amount ****20,321,264

Redemption of credit

Reported on separate receipt	Sum of redemption *40,321,264

Acknowledged	Nordea Bank AB (public)
The above amount is acknowledged	12-30-2014
Uppland/Gastrikland 1803
Nordea Bank AB
(signature)	(signature)

To obtain                                   Maud Uddfeldt Levin             Ann Wallentinsson

Adjacent amount paid out from the banks account	Date 12-30-2014	Sum *********0.00

K Customers page	Nordea Bank AB (public)	Visitation address, Telephone
7813	Box 940	STORA TORGET 7
N008	75109 UPPSALA	0771-224488
(Mars 05)	Org-/VAT number 56406-0120/663000-019501. Board of directors Stockholm

Page 1, last page

Nordea Bank AB (public)	Terms appendix	Page 1/2
Office, telephone number	Print date
CSU UPPLAND/GASTRIKLAND	12-30-2014
0771-224488
For this loan general terms in accordance with the debt letter and eventual separate contracts are applied.
OASMIA PHARMACEUTICAL AB

VALLONGATAN 1

75228, UPPSALA

Loan number	Organization number
1803 50 06819	556332-6676

Loan amount in SEK	20,000,000

Loan period	12-30-2014 - 06-30-2015

Terms period	12-30-2014 - 06-30-2015

Interest charged as of	12-30-2014
Interest rate up till the first rate change	2.115%

Interest terms (base interest +	Stibor 1 week + 2.000%
supplemental interest)
Day count convention	365/360 (366/360)
Interest change days	Thursday each week

Interest due dates	3-30 6-30 9-30 12-30
First interest due date	3-30-2015
No amortization

Final due date	06-30-2015

Nordea Bank AB (public)	Terms appendix	Page 2/2
Office, telephone number	Print date
CSU UPPLAND/GASTRIKLAND	12-30-2014
0771-224488
Loan number	Organization number
1803 50 06819	556332-6676

Banking days are days in which the banks are generally open for the conducting of required transactions in accordance to this contract.

Stibor 1 week is the interest rate of the Swedish interbank market for 1 weeks borrowing in SEK, that at any time is given in Reuters SIOR-picture (or similar pictures in Reuters or similar information systems equivalent to the SIOR-picture) - Stibor fixing - 11:00am two days before each interest change day.

Interest rate change occurs every Thursday each week. If any interest rate change day occurs on a non-banking day, the rate change will instead occur the following bank day, provided that it does not passes a month change. In that case the due date will then instead move back to the nearest preceding bank day.

Interest and amortization matures for payment on the above payment dates. Due dates that do not fall on a bank day is moved to the first following bank day provided that it does not pass a month change. In that case the due date is moved to the nearest preceding bank day.

The loan can be terminated for early payment at any time at the discretion of the borrower. Termination shall be done at the latest five banking days prior to repayment. If the borrower completely or partially pays off the loan early there will be no interest redemption charge.

On the final due date the entire remaining capital debt, accrued and due interest along with eventual fees and costs is due for payment, without special termination.